SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 16, 2003

PROSOFTTRAINING

(Exact name of registrant as specified in its charter)

Nevada	000-21535	87-0448639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 N. 44th Street, Suite 600, Phoenix, AZ 85008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(602) 794-4199

3001 Bee Caves Rd., Suite 300, Austin, Texas 78746

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	EXHIBITS

99.1	ProsoftTraining earnings press release dated May 16, 2003.

ITEM 9.	REGULATION FD DISCLOSURE (Information provided under Item 12—Results of Operations and Financial Condition).

On May 16, 2003, ProsoftTraining announced its financial results for its third quarter ended April 30, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOFTTRAINING (Registrant)

Date: May 16, 2003	By:	/s/ William J. Weronick
Name: William J. Weronick
Title: Vice President Finance

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